UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Security Large Cap Value Fund

(Name of Registrant as Specified In Its Charter)

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SECURITY EQUITY FUND

SECURITY LARGE CAP VALUE FUND

Large Cap Concentrated Growth Fund

Small Cap Growth Fund

Large Cap Value Institutional Fund

Dear Shareholder:

I am writing to you on an important matter relating to the Security Equity Fund and the Security Large Cap Value Fund (each, a “Corporation” and collectively, the “Corporations”), with respect to the Large Cap Concentrated Growth Fund, Small Cap Growth Fund and Large Cap Value Institutional Fund (each, a “Fund” and collectively, the “Funds”). A special meeting of shareholders of each of the Funds will be held on April 24, 2013, at 1:00 p.m. local time, (the “Meeting”), at 805 King Farm Boulevard, Rockville, Maryland 20850. At this meeting, you are being asked to approve the liquidation and dissolution of the Funds.

As discussed in more detail in the enclosed Joint Proxy Statement, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), each Fund’s investment adviser, recommended the liquidation of each Fund to the Boards of Directors of the Corporations (collectively, the “Board”). Based on these recommendations and after thoughtful consideration, the Board voted to approve the liquidation and dissolution of each Fund pursuant to a Plan of Liquidation, subject to shareholder approval.

You are being asked to approve the proposals. You can vote in one of four ways:

•	By mail with the enclosed proxy card — be sure to sign, date and return it in the enclosed postage-paid envelope,
•	Through the web site listed in the proxy voting instructions,
•	By telephone using the toll-free number listed in the proxy voting instructions, or
•	In person at the shareholder meeting on April 24, 2013.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call AST Fund Solutions, LLC 1-866-304-2059.

The Board recommends that you vote in favor of the proposals.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia

President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

SECURITY EQUITY FUND

SECURITY LARGE CAP VALUE FUND

Large Cap Concentrated Growth Fund

Small Cap Growth Fund

Large Cap Value Institutional Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Toll-Free) 1-800-820-0888

Notice of Special Meeting of Shareholders

To be held on April 24, 2013

Dear Shareholder:

Notice is hereby given that a special meeting of shareholders of the Large Cap Concentrated Growth Fund, the Small Cap Growth Fund, each a series of the Security Equity Fund, and the Large Cap Value Institutional Fund, a series of the Security Large Cap Value Fund (each, a “Fund” and collectively, the “Funds”), will be held on April 24, 2013, at 1:00 p.m. local time, or any adjournment(s) or postponement(s) thereof (the “Meeting”), at 805 King Farm Blvd., Suite 600, Rockville, MD 20850 for the following purposes:

1.	To approve a proposed Plan of Liquidation with respect to the Large Cap Concentrated Growth Fund;

2.	To approve a proposed Plan of Liquidation with respect to the Small Cap Growth Fund;

3.	To approve a proposed Plan of Liquidation with respect to the Large Cap Value Institutional Fund; and

4.	To consider and act upon any other business as may properly come before the Meeting.

After careful consideration, the Boards of Directors (collectively, the “Board”) of the Security Equity Fund and the Security Large Cap Value Fund (each, a “Corporation” and together, the “Corporations”) have approved Proposals 1 - 3 and recommend that the shareholders of the each Fund vote “FOR” Proposals 1 - 3.

The matters referred to above are discussed in detail in the enclosed Joint Proxy Statement. The Board has fixed the close of business on March 1, 2013 as the record date (the “Record Date”) for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of each Fund is entitled to one vote, with fractional votes for fractional shares.

PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Boards,

/s/ Amy J. Lee

Amy J. Lee

Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

PROXY STATEMENT

SECURITY EQUITY FUND

SECURITY LARGE CAP VALUE FUND

Large Cap Concentrated Growth Fund

Small Cap Growth Fund

Large Cap Value Institutional Fund

805 King Farm Boulevard, Suite 600

Rockville, Maryland 20850

(Toll-Free) 1-800-820-0888

Notice of Special Meeting of Shareholders

To be held on April 24, 2013

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Directors (collectively, the “Board” or the “Directors”) of each of the Security Equity Fund and the Security Large Cap Value Fund (each, a “Corporation” and collectively, the “Corporations”), with respect to the Large Cap Concentrated Growth Fund and the Small Cap Growth Fund, each a series of Security Equity Fund, and the Large Cap Value Institutional Fund, a series of Security Large Cap Value Fund (each, a “Fund” and collectively, the “Funds”), for use at a special meeting of shareholders of the Funds to be held on April 24, 2013, at 1:00 p.m. local time, or any adjournment(s) or postponement(s) thereof (the “Meeting”), at 805 King Farm Blvd., Suite 600, Rockville, MD 20850. The Boards are soliciting proxies from shareholders of the Funds with respect to the proposals set forth in the accompanying Notice.

It is anticipated that this Joint Proxy Statement and the accompanying Notice and proxy card will first be mailed to shareholders on or about March 11, 2013. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Corporations, regular employees of Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), each Fund’s Investment Manager, or other representatives of the Investment Manager, the Corporations or the Funds.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the each Fund.

PROPOSALS 1 - 3

APPROVAL OF A PLAN OF LIQUIDATION

Introduction

At a meeting held on February 13, 2013, the Board, upon the recommendation of the Investment Manager, determined that it would be in the best interests of the shareholders of each Fund to liquidate and dissolve each Fund. The Board and the Investment Manager have concluded that the Funds’ asset levels are more modest than envisioned, with the result that the prospects for future asset growth and lower operating expenses are limited should the Investment Manager continue to manage the assets of the Funds. The liquidation and dissolution also are part of a larger initiative of the Investment Manager designed to reposition, rationalize and streamline the Guggenheim family of funds, which includes the Funds, in order to reduce duplication among funds and strengthen the fund lineup overall.

After consideration of each Fund’s prospects and possible alternatives to dissolution, upon recommendation of the Investment Manager and the management of each Fund, the Board, including all of the Directors who are not “interested persons” (for regulatory purposes) of each Corporation or the Investment Manager (the “Independent Directors”), reviewed and approved the proposed liquidation and dissolution of the Funds pursuant to a Plan of Liquidation for each Fund (each a “Plan” and together the “Plans”).

A form of Plan of Liquidation for the Funds is attached to this Joint Proxy Statement as Appendix A, and qualifies in its entirety the following summary of the Plans. The material terms of the Plans are discussed in the “Terms of the Plans” section below. Each Plan provides for the liquidation of a Fund’s assets and the distribution to a Fund’s shareholders of all of the proceeds of the liquidation. If Proposals 1 - 3 are approved by the shareholders, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of the Fund) will be paid to shareholders pro rata, in cash or cash equivalents or in-kind, on or about May 1, 2013, for each Fund.

Shareholder approval of each Fund’s liquidation and dissolution is required before it can be liquidated and dissolved. For the reasons set forth below, each Board recommends that the shareholders of the Funds vote in favor of Proposals 1 - 3. If a Fund’s shareholders do not approve a Plan, that Fund will continue to exist in accordance with its stated investment objective and strategies. In such a case, the Board would consider what, if any, steps to take concerning the future of the Fund.

Shareholders are free to redeem their shares prior to the date on which each Fund is to be liquidated.

Reasons for Liquidation and Dissolution

The Investment Manager has advised the Board that it believes the Funds’ small asset levels, and resulting high expense ratios, have created diseconomies of scale that have left the Funds too small to remain economically viable. In addition, the liquidation and dissolution would be consistent with a larger initiative of Guggenheim Investments designed to reposition, rationalize and streamline the Guggenheim family of funds.

With respect to each of the Large Cap Concentrated Growth Fund and the Large Cap Value Institutional Fund, the Investment Manager has been capping the Fund’s total expenses by contractually limiting a portion of its advisory fee and/or reimbursing some of each Fund’s operating expenses. The Investment Manager does not believe that each Fund’s expense ratios will be competitive with similar funds currently offered in the market to investors unless the Investment Manager continues to cap each Fund’s expenses for the foreseeable future.

The Investment Manager has advised the Board that it does not anticipate that any of the the Funds will experience sufficient asset growth in the foreseeable future to offset the difficulties associated with their small size. The Board also considered the historical performance record of each Fund, and the negative impact that the continuing small asset size and higher expense ratios would likely have on each Fund’s performance going forward. The Investment Manager does not believe that the Funds are well positioned to attract significant new assets given the availability of other similar funds which have lower expense ratios.

Prior to recommending each Fund’s liquidation to the Board, the Investment Manager sought to determine whether a merger or transfer of assets to another fund or a series of a fund would be possible, and if so, whether it would produce desirable results for shareholders. Management reviewed current market conditions, the similarities between the Funds and other funds managed by the Investment Manager, the relatively small size of the Funds, the time, effort and expense required to effect a transaction, and the tax and related implications for shareholders of such a transaction.

The Investment Manager determined that reorganizing the Funds was not a viable option. The Investment Manager also investigated the relative costs involved in the liquidation and dissolution of each Fund. To the extent that the Investment Manager reimburses and waives Fund fees and expenses, it could be deemed to have an indirect interest in liquidating a Fund to end those arrangements, although it was not a predominant factor in recommending liquidation.

Terms of the Plans

Following are the material terms of each Plan, a form of which is attached in Appendix A to this Joint Proxy Statement and qualifies the following summary in its entirety.

•

Effective Date of the Plan and Liquidation of the Fund’s Assets. The Plan shall become effective with respect to the Fund on the date of its adoption and approval by the shareholders of the Fund. Following this approval, the Fund: (i) will cease to invest its assets in accordance with its investment objective and will sell any portfolio securities it owns in order to convert its assets to cash or cash equivalent; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors; and (iii) will be dissolved in accordance with the laws of the State of Kansas and the Corporation’s Articles of Incorporation. The Fund may begin to liquidate some or all of its portfolio prior to the Meeting in order to meet redemption requests or in anticipation of liquidation.

•

Liquidating Distribution. On or about May 1, 2013, the Fund will mail the following to each shareholder of record of the Fund on that date: (i) a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Fund (after giving effect to amounts considered necessary to satisfy the Fund’s liabilities); and (ii) information concerning the sources of the liquidating distribution.

•	Cessation of Rights of Shareholders. As a result of the liquidating distribution, shares of the Fund will no longer be deemed outstanding as of such time and will be cancelled.

•

Expenses. The Investment Manager will bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by the Investment Manager.

•

Implementation. The Plan provides that the Directors and officers of the Corporation may take such actions as are necessary to effectuate the Plan, and that the Directors shall have the authority to authorize such amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Fund and to effect the dissolution, complete liquidation and termination of the existence of the Fund and the purposes to be accomplished by the Plan.

Special Information for Contract Owners of Security Benefit Life Insurance Company Variable Annuity Accounts

There are special considerations relating to contract owners of Security Benefit Life Insurance Company variable annuity accounts who are invested in Class A shares of the Large Cap Concentrated Growth Fund or Small Cap Growth Fund. As discussed in the section entitled “Evaluation by the Board,” the Board has approved and recommends that shareholders approve the liquidation of Large Cap Concentrated Growth Fund and Small Cap Growth Fund. If approved by these Funds’ shareholders, the liquidations will affect your investments in these Funds.

As noted above, the proposed liquidations are anticipated to occur on or about May 1, 2013. In anticipation of that liquidation date, the Large Cap Concentrated Growth Fund and Small Cap Growth Fund will no longer be available investments for your variable annuity account, effective April 24, 2013.

If you have allocated investments to these Funds, you may want to consider transferring your investments to other available investment options prior to April 24, 2013. There are no fees, charges, tax effects, penalties or alteration of your rights for transferring your investments from the Large Cap Concentrated Growth Fund and/or Small Cap Growth Fund to another investment option, and such a transfer will not count toward any free transfer limit under your variable annuity. If no such transfer is made by close of business on May 1, 2013, the value of your investments in these Funds will be liquidated and substituted with Class B shares of the Dreyfus General Money Market Fund.

Additional information relating to the Class B shares of the Dreyfus General Money Market Fund and other investments is available to you by contacting Security Benefit Life Insurance Company. You also may contact Security Benefit Life Insurance Company to obtain additional information, including a transfer request form or copies of underlying mutual fund prospectuses.

Material Federal Income Tax Consequences

Each shareholder who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the distribution exceeds (or is less than) the shareholder’s tax basis in his or her Fund shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

It is expected that, prior to the liquidating distribution, a Fund will distribute any previously undistributed net income or net capital gains. Such distribution would be taxed as ordinary income to the extent that it is derived from net income or net short-term capital gains and will generally be taxed as long-term capital gain to the extent that it is derived from net long-term capital gains.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of his or her Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder’s entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above for a shareholder in liquidation of the shareholder’s interest in a Fund.

The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed above, including any state, local and foreign tax consequences.

Each Fund anticipates that it will retain its qualification as a series of a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

Evaluation by the Board

At a meeting held on February 13, 2013, the Board carefully considered whether it was appropriate to recommend that shareholders approve the Plans. The Board requested information, provided by the Investment Manager, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by independent legal counsel during the deliberations. After review, the Directors determined that the Plans are in the best interests of the Funds and the shareholders. Accordingly, the Directors, including the Independent Directors, authorized the submission of the Plans to each Funds’ shareholders for their approval.

The Directors recommended that the Funds’ shareholders approve the Plan on the basis of the following considerations, among others:

•	The asset growth of the Funds to date has been modest, leaving the Funds too small to be economically viable;

•

With respect to the Large Cap Concentrated Growth Fund and the Large Cap Value Institutional Fund, the expense ratios are at levels that would not be competitive were it not for continued fee waivers and expense reimbursements by the Investment Manager;

•

It is unlikely that each Fund will experience sufficient sales of its shares in the foreseeable future to relieve the difficulties associated with its failure to achieve significant economies of scale;

•	The liquidation and dissolution would be consistent with a larger initiative of Guggenheim Investments designed to reposition, rationalize and streamline the Guggenheim family of funds; and

•

Possible alternatives to liquidation, including the merger of each Fund into another fund or series of a fund, are not practical in the current circumstances and may not be advantageous to the Funds or the shareholders.

In reaching the decision to recommend approval of the Plans, the Board did not identify any single factor as being of paramount importance. Based upon this review, the Board determined the Plans are in the best interests of the Funds and the shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to recommend approval of the Plan by each Fund’s shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLANS AS PROVIDED UNDER PROPOSALS 1 - 3. UNMARKED PROXIES WILL BE SO VOTED.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

VOTING INFORMATION

Proxy Solicitation. The principle solicitation of proxies will be by the mailing of this Joint Proxy Statement commencing on or about March 11, 2013, but proxies may also be solicited by telephone and/or in person by representatives of the Investment Manager or its affiliate(s), or AST Fund Solutions, LLC, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a call from AST Fund Solutions, LLC to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated cost of retaining AST Fund Solutions, LLC is approximately $30,454. As previously discussed, the costs of the Meeting, including the preparation and mailing of the Notice, Joint Proxy Statement and proxy card, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Investment Manager and/or its affiliates and not by the Funds.

Shareholder Voting. Shareholders are entitled to vote at the Meeting for each Fund of which the shareholder owns shares at the close of business on the Record Date. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix B, representing the same number of votes each Fund. The persons who are known to have owned beneficially 5% or more of each Fund’s outstanding shares as of the Record Date are listed in Appendix C.

More than 50% of a Fund’s shares, represented in person or by proxy, will constitute a quorum for the Meeting and must be present for the transaction of business at the Meeting with respect to a Fund. Only proxies that are voted, abstentions and “broker non-votes” will be counted toward establishing a quorum. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of a Fund’s shares represented at the Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a Proposal in favor of an adjournment of the Meeting, and will vote those proxies required to be voted “AGAINST” a Proposal against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to a Proposal, your shares will be voted “FOR” the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Corporation prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Vote Required. To approve Proposals 1 - 3, the affirmative vote of the majority of each Fund’s outstanding shares. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposals.

ADDITIONAL INFORMATION

Investment Manager, Administrator, Principal Underwriter

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), each Fund’s investment adviser also serves as each Fund’s administrator under a separate agreement. The Investment Manager is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The principal underwriter/distributor, Guggenheim Distributors, LLC (formerly, Rydex Distributors, LLC), is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. The Investment Manager and Guggenheim Distributors, LLC are affiliates of each other.

Costs of the Proxy

The costs of solicitation and the expenses incurred in connection with preparing this Joint Proxy Statement and its enclosures will be paid by the Investment Manager, and not the Funds or the shareholders.

Shareholder Reports

Shareholders can find important information about each Fund in each Fund’s Annual Report dated September 30, 2012 and Semi-Annual Report dated March 31, 2012; which may be obtained without charge by writing to the Fund at the address above or by calling the Fund at 1-800-820-0888.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Funds of their desire to receive multiple copies of the shareholder reports and proxy statements that the Funds sends. If you would like to receive an additional copy, please contact the Funds by writing to the Fund’s address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Funds will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of the Corporation, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board,

/s/ Amy J. Lee

Amy J. Lee

Secretary

March 11, 2013

APPENDIX A

[Form of]

PLAN OF LIQUIDATION

This Plan of Liquidation (the “Plan”) is adopted by                  (the “Corporation”), a corporation organized and existing under the laws of the State of Kansas, with respect to the                  (the “Fund”), a series of the Corporation. The Corporation is an open-end management investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), and the regulations thereunder, with respect to the Fund. The Plan is intended to accomplish the complete liquidation of the Fund and the redemption of the Fund’s outstanding shares in conformity with all applicable laws, including the laws of the State of Kansas, the Investment Company Act, the IRC, and the Company’s Articles of Incorporation and By-laws.

WHEREAS, a majority of the Corporation’s Board of Directors (the “Board”), including a majority of its Directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), has determined, on the basis of a recommendation from Security Investors, LLC, the Funds’ investment manager (the “Investment Manager”), that the continuation of the Fund is not in the best interests of the Fund or the beneficial owners of the Fund’s shares as a result of factors and events adversely affecting the ability of the Fund to conduct its business operations in an economically viable manner; and

WHEREAS, the Board, on behalf of the Fund, has determined that it is advisable and in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Fund in accordance with the Corporation’s Articles of Incorporation and has recommended that shareholders of the Fund approve the Plan at a special meeting of the Fund’s shareholders called for such purpose;

NOW THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1.         Effective Date of Plan. The Plan shall become effective immediately upon a vote approving the Plan by a majority of the outstanding shares of the Fund entitled to vote at a special meeting of shareholders, or any adjournments or postponements thereof, of the Fund duly called for such purpose to be held on April 24, 2013, or such other date as determined by an officer of the Fund, which date is hereinafter called the “Effective Date.”

2.         Notice of Liquidation. As soon as practicable after the Effective Date, the Fund will mail notice to the appropriate parties that this Plan has become effective and that it will be liquidating its assets and redeeming shares. If the date for the liquidation is within five business days of the Effective Date, such notice to the Fund’s shareholders may accompany the actual distribution to shareholders of the liquidation proceeds.

3.         Liquidation. As promptly as practicable following the Effective Date, the Fund will be liquidated in accordance with Section 331 of the IRC.

4.         Dissolution. As promptly as practicable, consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the laws of the State of Kansas and the Corporation’s Articles of Incorporation.

5.         Cessation of Business. As soon as is reasonable and practicable on or after the Effective Date, the Fund shall cease its business as a series of an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund and discharging or making reasonable provisions for the Fund’s liabilities.

6.         Liquidation of Assets. As soon as is reasonable and practicable before, on, or after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Fund and the beneficial owners of its shares, the Fund may elect not to liquidate its portfolio assets and shall rather distribute such amounts in-kind to its respective shareholders consistent with applicable statutes, regulations, and interpretations, which shall constitute a liquidating distribution for this purpose.

7.         Restriction on Sale of Shares. The Corporation shall cease offering the sale of Fund shares as soon as practicable on or after the Effective Date. Any redemptions requested between the Effective Date and date of the liquidating distribution provided for in Section 9 below may be made in cash or in-kind as provided in the Fund’s registration statement.

8.         Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, subject to the provisions of Section 9 hereof, the Fund shall determine and pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided for in Section 6 above, subject to Section 9 below.

9.         Liquidating Distribution. As soon as possible on or after the Effective Date, or such other date as determined by the Board (the “Liquidation Date”), the Corporation shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, liabilities pursuant to Section 8 above, in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

If the Corporation is unable to make distributions to all of the Fund’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Fund’s shares are payable, the Board may create, in the name and on behalf of the Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust or account for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

10.         Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Fund shall prior to or on the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

11.         Management and Expenses of the Fund. The Investment Manager shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of shareholders. Any expenses and liabilities attributed to the Fund subsequent to the mailing of the liquidating distribution will be borne by the Investment Manager, which shall continue through the Liquidation Date any undertaking to limit Fund operating expenses at the levels in effect as of the adoption of this Plan.

12.         Power of the Board. The Board and, subject to the authority and approval of the Directors, the officers of the Corporation, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Director or any officer of the Corporation shall not impair the authority of the surviving or remaining Directors or officers to exercise any of the powers provided for in the Plan.

13.         Delegation of Authority to the Corporation’s Officers. The officers of the Corporation, collectively or individually, may modify or extend any of the dates specified in this Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the shareholders of the Fund.

14.         Amendment or Abandonment of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Fund’s assets and the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of the Fund’s net assets to shareholders in redemption of the shares in accordance with the laws of the State of Kansas and the purposes to be accomplished by the Plan. The Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

15.         Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Fund with the Internal Revenue Service and with any other taxing authority, or any other authority.

16.         Corporation Only. The obligations of the Corporation entered into in the name or on behalf thereof by any of the Directors of the Corporation, representatives or agents of the Corporation are made not individually, but only in such capacities, and are not binding upon any of the Directors of the Corporation, shareholders or representatives of the Corporation personally, but bind only the assets of the Corporation.

[Fund Name]

By:

Name:

Title:

Accepted:

Security Investors, LLC

By:

Name:

Title:

APPENDIX B

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the table below:

Shares Outstanding
Fund	A-Class	B-Class	C-Class	Institutional	TOTAL

				Class
Large Cap Concentrated Growth Fund	2,088,618	274,652	352,463	1,088	2,716,822
Small Cap Growth Fund	690,296	64,876	108,902	637	864,712
Large Cap Value Institutional Growth Fund	N/A	N/A	N/A	259,904	259,904

B-1

APPENDIX C

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of the Funds are set forth below:

Large Cap Concentrated Growth Fund

Shareholder and Address	Shares Owned	% Owned
UMB Bank Custodian	324,164	15.52%
Security Financial Resources
5801 SW 6th Ave
Topeka, KS 66636-1000

Pershing LLC	43,986	12.48%
P.O. Box 2052
Jersey City, NJ 07303-2052

Security Benefit Corporation Retirement Programs	52,540	14.91%
One Security Benefit Place
Topeka, KS 66636-1000

Small Cap Growth Fund

Shareholder and Address	Shares Owned	% Owned
UMB Bank Custodian	261,386	37.87%
Security Financial Resources
5801 SW 6th Ave
Topeka, KS 66636-1000

SBL Variable Annuity Account XIV	46,648	6.75%
Security Benefit Life Insurance Corporation
5801 SW 6th Ave
Topeka, KS 66636-1000

Security Benefit Life Insurance Corporation Trustee	40,968	5.93%
SBG Pension Plan
1 SW Security Benefit Place
Topeka, KS 66636-1000

Security Benefit Corporation Retirement Programs	20,385	18.72%
One Security Benefit Place
Topeka, KS 66636-1000

Large Cap Value Institutional Growth Fund

Shareholder and Address	Shares Owned	% Owned
Security Benefit Corporation	256,218	98.58%
One Security Benefit Place
Topeka, KS 66636-1000

C-1

PROXY CARD

Large Cap Value Institutional Fund

A series of the Security Large Cap Value Fund

805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2013

The undersigned hereby appoint(s) Amy Lee, Elisabeth Miller and Nick Bonos, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the Large Cap Value Institutional Fund, a series of the Security Large Cap Value Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the executive offices of Security Large Cap Value Fund, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, on April 24, 2013 at 1 p.m. Local time and at any adjournment(s) or postponements thereof.

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

Signature Date

Signature (if held jointly) Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:

Log on to www.proxyonline.us. Make sure to INTERNET have this proxy card available when you plan to CONTROL vote your shares. You will need the control NUMBER number found in the box at the right at the time you execute your vote.

Simply dial toll-free (866) 304-2059 and have this REPRESENTATIVE proxy card available at the time of the call.

Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.

Simply dial toll-free (888) 227-9349 and follow 123456789123

TOUCHTONE

PHONE the automated instructions. Please have this proxy card available at the time of the call.

Simply sign, date, and complete the reverse side MAIL of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 24, 2013. The proxy statement for this meeting is available at: www.proxyonline.com/docs/sbfunds.pdf

TAGID: CUSIP:

PROXY CARD Large Cap Value Institutional Fund A series of the Security Large Cap Value Fund

805 King Farm Boulevard, Suite 600 Rockville, Maryland 20850

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” Proposal 1. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: Xx

1. To approve a proposed Plan of Liquidation with respect to the Large Cap Value Institutional Fund.

FOR AGAINST ABSTAIN

2. To consider and act upon any other business as may properly come before the Meeting

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL. PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING